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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22646

PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Item 1.	Reports to Stockholders.

Private Advisors Alternative Strategies Master Fund

Message from the President and Annual Report

March 31, 2015

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Message from the President

The U.S. economy continued to grow during the 12 months ended March 31, 2015, but the pace of the expansion moderated as the period progressed. Against this backdrop, the U.S. Federal Reserve maintained its low interest rate environment. In contrast to the lower levels of market volatility experienced in previous years, volatility increased during the reporting period. This increase was triggered by a number of factors, including concerns over moderating global growth, uncertainty regarding future monetary policy in the U.S. and abroad, and sharply falling oil prices. There were also numerous geopolitical issues, including the conflict between Russia and Ukraine and ongoing turmoil in the Middle East. Nevertheless, the U.S. stock market, as measured by the S&P 500® Index,1 gained 12.73% for the 12 months ended March 31, 2015. Over the same period, the U.S. bond market, as measured by the Barclays U.S. Aggregate Bond Index,1 returned 5.72%.

We are pleased to present the annual report for Private Advisors Alternative Strategies Master Fund. The annual report contains more information about the market and economy, as well as the investment decisions that shaped the Fund during the reporting period. We encourage you to read the following material carefully and to make thoughtful use of the information it contains.

We also invite you to visit mainstayinvestments.com/privateadvisors throughout the year to view monthly commentaries, monthly holdings and other important information about the Fund. We thank you for choosing Private Advisors Alternative Strategies Master Fund, and we look forward to serving your investment needs for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	See page 5 for more information on this index.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Certain material in this report may include statements that constitute “forward-looking” statements under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates and information about possible future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause the actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Data1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please visit mainstayinvestments.com/privateadvisors or call 1-888-207-6176.

Average Annual Total Returns for the Year Ended March 31, 2015

Fund	Sales Charge		One Year	Since Inception	Gross Expense Ratio[2]
Private Advisors Alternative Strategies Fund	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–2.36 0.66%	3.58 4.67%	11.17 11.17%
Private Advisors Alternative Strategies Master Fund	No Sales Charge		1.40	5.40	7.99

Benchmark Performance	One Year	Since Inception
HFRI Fund of Funds Diversified Index[3]	5.58%	5.83%
S&P 500® Index[4]	12.73	16.86
Barclays U.S. Aggregate Bond Index[5]	5.72	2.80

Strategy Allocations as of March 31, 2015 (Unaudited)

Top Ten Holdings as of March 31, 2015 (Unaudited)

1.	HBK Multi-Strategy Offshore Fund, Ltd.

2.	Adelphi Europe Fund (The)

3.	SRS Partners, Ltd.

4.	Pelham Long/Short Fund, Ltd.

5.	LionEye Offshore Fund, Ltd.
6.	Archer Capital Offshore Fund, Ltd.

7.	Miura Global Fund, Ltd.

8.	Fir Tree International Value Fund II, Ltd.

9.	Impala Fund Ltd.

10.	Sheffield International Partners, Ltd.

1.	The performance table does not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect the maximum applicable sales charge as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The HFRI Fund of Funds Diversified Index is a non-investable product of diversified fund of funds. The index is weighted (fund weighted) with an inception of January 1990. An investment cannot be made directly in an index.
4.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

Private Advisors Funds	5

Portfolio Management Discussion and Analysis (Unaudited)

For the 12 months ended March 31, 2015, Private Advisors Alternative Strategies Master Fund (“Master Fund”) returned 1.40%. Private Advisors Alternative Strategies Fund (“Feeder Fund”) returned 0.66%, excluding all sales charges. See page 5 for Feeder Fund returns with applicable sales charges. The Master Fund and the Feeder Fund are collectively referred to herein as “Funds.” The Funds underperformed the 5.58% return of the HFRI Fund of Funds Diversified Index,1 the 12.73% return of the S&P 500® Index2 and the 5.72% return of the Barclays U.S. Aggregate Bond Index.3

The Private Advisors Alternative Strategies Fund is a “feeder” fund in what is known in the investment company industry as a master-feeder structure. The Feeder Fund invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund. The Master Fund, which has the same investment objective as the Feeder Fund, seeks to achieve its investment objective by investing principally in private investment funds or “hedge funds” managed by third-party portfolio managers who employ diverse styles and strategies.

Fund Performance

The Master Fund underperformed the S&P 500® Index for the reporting period, yet outperformed the Index by an average of more than 100 basis points in each of the five months when the S&P 500® Index was negative. Our long/short equity managers performed well during the 12-month reporting period and benefited from strong stock selection outside the U.S. Meanwhile, the Master Fund’s credit managers with a healthy short book underperformed more recently as credit markets have performed relatively well in 2015. Some of our event equity managers struggled in 2014 as they navigated several big deal breaks, but they have performed better in 2015.

Market Summary

Equity markets had another strong year of performance despite five negative months of performance. In 2015, equity markets have been challenged by sharply lower oil prices than existed in recent years and the resulting negative impact on profits of energy-related companies.

Equities

The S&P 500® Index achieved a return of 12.73% over the 12-month reporting period and outperformed non-U.S. developed markets. Although non-U.S. developed markets have outperformed in 2015, weakness in 2014 drove negative results over the period as the MSCI EAFE® Index4 was down 0.48%. European economies began to stabilize in the first quarter of 2015, and European Central Bank policy has had a positive impact on market sentiment. U.S. large-cap stocks outperformed small-cap stocks during the 12-month period, as the Russell 2000 Index5 was up 8.21% compared to the 12.73% return of the S&P 500® Index.

Fixed Income

The Barclays U.S. Aggregate Bond Index gained 5.72% for the 12-month reporting period ending March 31, 2015. Overall, fixed-income performance was positive during the reporting period, with long duration government bonds outperforming most other bonds. The BofA Merrill Lynch Current 10-Year U.S. Treasury Index6 returned 9.88% for the 12-month period, and the yield has decreased 80 basis points from 2.72% a year ago, to 1.93% at the end of March. Investment-grade credit performed well, as the BofA Merrill Lynch Corporate Master Index7 gained 6.77% for the 12-month reporting period, but high-yield and distressed credit lagged with somewhat muted performance. At the end of the reporting period, high-yield spreads had increased from the prior year, ending the first quarter of 2015 at 482 basis points versus 377 basis points at the end of the first quarter of 2014.

Contributors & Detractors

Overall, the Master Fund’s long/short equity managers had a strong 12 months of performance. The strategy benefited from exposure to Europe, both through our investments with managers located in Europe, as well as from underlying exposure to Europe through many of our U.S.-based managers. Developed markets outside the U.S. have rebounded in 2015, and the MSCI EAFE® Index was up 5.00% for the first quarter. In 2014, our long/short equity managers took advantage of compelling opportunities in Europe where they found stocks that were dramatically less expensive than in the U.S. on a price to earnings basis. We believe that the value that they uncovered will continue to be a driver within our long/short equity portfolio going forward.

Of the five top-performing managers in the Master Fund, one is focused on global long/short equity (Miura Global Fund), two are predominately invested in European long/short equity (Pelham Long/Short Fund and Adelphi Europe Fund) and one is a U.S.-focused long/short equity manager (Marble Arch Offshore Partners). Most of these managers benefited from good stock

1.	See footnote on page 5 for more information on the HFRI Fund of Funds Diversified Index.
2.	See footnote on page 5 for more information on the S&P 500® Index.
3.	See footnote on page 5 for more information on the Barclays U.S. Aggregate Bond Index.
4.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

5.	The Russell 2000 is a small-cap market index of the bottom 2,000 stocks in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. And investment cannot be made directly in an index.
6.	The BofA Merrill Lynch Current 10-Year U.S. Treasury Index is a one-security index comprised of the most recently issued 10-year Treasury note. An investment cannot be made directly into an index.
7.	The BofA Merrill Lynch Corporate Master Index is a market-value-weighted index composed of domestic corporate (BBB/Baa rated or better) debt issues. The BofA Merrill Lynch Corporate Master Index is a component of the Merrill Lynch Corporate/Government Master. An investment cannot be made directly in an index.

6	Private Advisors Funds

selection outside the U.S. and a recovery in certain European markets. Marble Arch had strong returns in its long book with positions in pharmaceuticals, telecommunications and aircraft manufacturing companies benefiting from merger and acquisition (M&A) activity and strong earnings reports.

Lancaster (investment manager of LAE Limited) was one of the few long/short equity managers that underperformed for the 12-month reporting period. The manager struggled in 2014 as its exposures were hurt by fragile Euro zone economies that were negatively impacted by political tension and fears of a Greek exit. Lancaster rebounded in the first three months of 2015 as some of its positions that were underappreciated by the market last year began to meet valuation expectations.

The global macro strategy has been a strong contributor to performance, despite some weakness at the end of 2014. All of the Master Fund’s global macro managers had positive results for the 12-month period. The biggest themes that drove recent performance among the Master Fund’s discretionary macro managers were currency trades (primarily short Euro/long U.S. dollar) as the major currencies depreciated versus the dollar; long equity exposure in Japan and Europe; and long interest rates (which declined in Europe and in the U.S., despite anticipation of higher rates in the U.S. in 2015). Stone Milliner Macro Fund was among the largest contributors to positive performance for the 12-month reporting period as the manager has benefited from a recovery in the U.S. dollar. Tudor BUI Global Fund also contributed positively to performance for the period, and both Tudor and Stone Milliner achieved double-digit returns over the last 12 months.

Long/short corporate credit was a detractor for the 12-month reporting period as many short credit positions have detracted recently as spreads tightened from fourth quarter 2014 levels. Results in the long/short corporate credit strategy were also negatively impacted by our investment in Saba Capital Offshore Fund. Saba incurred high liquidation costs as the fund materially lowered its notional exposures to generate cash. The Master Fund received the majority of its capital back from this redeemed investment, but we are frustrated with the outcome over the past two quarters. The Fund’s investment in Panning Overseas Fund was also a detractor during the period, to a much lesser extent. Panning experienced weakness in shipping-related and energy exposures. Some of these positions have been reduced, but the manager has high conviction in the larger remaining positions.

The event equity strategy was another overall detractor from performance for the 12-month reporting period, primarily due to two of the Fund’s hedge fund managers that struggled in 2014. There were several significant deal breaks in 2014, such as Shire, a biopharmaceutical company that made for an unpredictable environment to navigate. However, an increase in spin-offs, take-outs and corporate activity in general have created opportunities for event equity managers. Merger and acquisition activity involving large scale deals has increased as access to financing remains open. In general, our event equity managers take a more conservative, hedged approach to the strategy versus the very long-biased and concentrated approach that activists tend to employ.

Portfolio Activity

The Master Fund added three new managers and exited three managers during the 12-month reporting period.

In June 2014, the Master Fund initiated a position with LionEye Offshore Fund. LionEye is an event driven hedge fund focused on complex corporate change, and its investment process combines core risk arbitrage disciplines with fundamental stock picking skills.

In August and September of 2014 respectively, the Master Fund redeemed from global macro manager MKP Opportunity Offshore and added global macro manager Macrosynergy Trading Fund, in order to gain differentiated exposure within the strategy. Macrosynergy is an emerging markets focused discretionary global macro fund investing in foreign exchange, interest rates, credit, equity and commodities.

In November of 2014, global macro manager Anderson Global Macro Fund made the decision to liquidate, and the Master Fund received all of its capital back by December. Anderson suffered from losses in 2014, primarily due to its views on both the U.S. and U.K. recoveries, expressed through short positions in interest rates. Since Anderson’s launch in 2013, investing in global macro has been challenging.

The Master Fund added Apollo Credit Short Opportunities Fund, Ltd. on January 1, 2015, that we intend to use as a diversifier and a hedge relative to long, event driven exposure. The fund seeks to take advantage of a cyclical low in defaults and credit spreads that we believe lead to substantial short opportunities with compelling risk/reward asymmetry.

At the end of March 2015, the Master Fund exited its position in Saba as mentioned in the Contributors and Detractors section, above.

Outlook

Within long/short equity, we continue to source and invest in small managers that have differentiated and proven short selling abilities, a skill set that, in our view, is often difficult to identify and acquire. Over the last several years, a long-only portfolio or one with index shorts has typically been a successful (and easier) approach. We believe that our long/short equity portfolio will benefit from having a roster of managers that can add alpha on both the long and short sides.

We maintain our positive view of discretionary global macro as we believe economic recovery in the U.S. and central bank action outside the U.S. continues to provide a full landscape of investment opportunities. We also find global macro’s lack of correlation to other asset classes and hedge fund strategies

Private Advisors Funds	7

attractive as the allocation could serve a defensive role if volatility spikes.

We also have strong conviction in event driven strategies, specifically event equity. M&A reached the highest first quarter level since 2007 amid favorable financing conditions. Globally, companies announced deals worth $812 billion in the first quarter of 2015, up 21% year-over-year. We expect the event equity strategy to continue to benefit from the increase in activism and the increase in M&A activity. The level of cash on corporate balance sheets has increased significantly in the past year, and companies and their shareholders may be looking for opportunities to drive future growth. We do not plan to add overtly long activist strategies or other high equity beta strategies into the portfolio but instead we plan to seek managers who may benefit from idiosyncratic risk in a more hedged format.

While we still do not find credit market beta compelling, we continue to appreciate the total return opportunities that managers in our portfolio are identifying across corporate and structured credit capital structures. We believe that the environment has been improving for shorting both credit and equity and have invested directly in a dedicated short credit fund in our portfolio, in part to replace Saba’s role.

Throughout the reporting period, we continued to pursue long-term capital appreciation above equity returns over a full market cycle, with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both traditional equity and fixed-income markets.

Thank you for your continued support.

Tim Berry

Portfolio Manager

Charles Honey

Portfolio Manager

8	Private Advisors Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Private Advisors Alternative Strategies Master Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Private Advisors Alternative Strategies Master Fund (the “Fund”) at March 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of underlying portfolio funds at March 31, 2015 by correspondence with the custodian and underlying portfolio funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

May 28, 2015

Private Advisors Alternative Strategies Master Fund	9

Private Advisors Alternative Strategies Master Fund

Schedule of Investments as of March 31, 2015

	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date*	Liquidity**
Investments in Hedge Funds Bermuda Domiciled
European Equity Europe
Pelham Long/Short Fund, Ltd.	5/1/2012	$1,890,000	$2,887,348	4.08%	4/30/2015	Monthly

Total Bermuda Domiciled		1,890,000	2,887,348	4.08

British Virgin Islands Domiciled
Global Equity Global
Miura Global Fund, Ltd.	2/1/2013	2,100,000	2,730,665	3.85	4/30/2015	Monthly

Multi-Strategy Global
Davidson Kempner International (BVI), Ltd.	1/1/2014	2,000,000	2,117,032	2.99	6/30/2015	Quarterly

Total British Virgin Islands Domiciled		4,100,000	4,847,697	6.84

Cayman Islands Domiciled
Distressed Debt Global
Redwood Offshore Fund, Ltd.	5/1/2012	1,200,000	1,623,566	2.29	6/30/2015	Bi-Annually
North America
Aurelius Capital International, Ltd.	5/1/2012	1,600,000	2,157,235	3.05	6/30/2015	Semi-Annually
Contrarian Capital Trade Claims Offshore, Ltd.	5/1/2012	1,051,472	1,272,500	1.80	5/31/2015	Annually

Total Distressed Debt		3,851,472	5,053,301	7.14

European Equity Europe
Adelphi Europe Fund (The)	5/1/2013	2,250,000	2,942,470	4.15	6/30/2015	Quarterly
LAE Fund, Ltd.	5/1/2012	2,010,000	2,594,670	3.66	6/30/2015	Quarterly

Total European Equity		4,260,000	5,537,140	7.81

Event Equity North America
Luxor Capital Partners Offshore, Ltd.	5/1/2012	2,510,000	2,466,616	3.48	6/30/2015	Quarterly
LionEye Offshore Fund, Ltd.	6/1/2014	2,600,000	2,850,933	4.02	6/30/2015	Quarterly
Global
Mason Capital, Ltd.	5/1/2012	1,600,000	1,567,249	2.21	4/30/2015	Annually

Total Event Equity		6,710,000	6,884,798	9.71

Global Equity Global
Sheffield International Partners, Ltd.	5/1/2012	2,260,000	2,624,719	3.71	6/30/2015	Quarterly
SRS Partners, Ltd.	5/1/2012	2,140,000	2,889,949	4.08	6/30/2015	Quarterly

Total Global Equity		4,400,000	5,514,668	7.79

10	Private Advisors Alternative Strategies Master Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date*	Liquidity**
Cayman Islands Domiciled (continued)
Global Macro Global
Autonomy Global Macro Fund Ltd.	6/1/2013	$2,200,000	$2,367,381	3.34%	4/30/2015	Monthly
Macrosynergy Trading Fund Limited	9/1/2014	1,811,237	1,874,873	2.65	6/30/2015	Quarterly
Stone Milliner Macro Fund Inc.	12/1/2013	1,800,000	2,167,561	3.06	4/30/2015	Monthly
Tudor BVI Global Fund, Ltd.	5/1/2012	1,600,000	2,056,850	2.90	6/30/2015	Quarterly

Total Global Macro		7,411,237	8,466,665	11.95

Long/Short Corporate Credit North America
Apollo Credit Short Opportunities (Offshore), Ltd.	1/1/2015	1,200,000	1,164,890	1.64	6/30/2015	Quarterly
Archer Capital Offshore Fund, Ltd.	5/1/2012	2,370,000	2,799,459	3.95	6/30/2015	Quarterly
Panning Overseas Fund, Ltd.	6/1/2013	1,980,000	2,060,020	2.91	6/30/2015	Quarterly

Total Long/Short Corporate Credit		5,550,000	6,024,369	8.50

Long/Short Structured Credit North America
Marathon Securitized Credit Fund, Ltd.	5/1/2012	1,413,872	1,870,371	2.64	6/30/2015	Quarterly
One William Street Capital Offshore Fund, Ltd.	5/1/2012	2,120,000	2,550,842	3.60	6/30/2015	Quarterly

Total Long/Short Structured Credit		3,533,872	4,421,213	6.24

Multi-Strategy Global
Fir Tree International Value Fund II, Ltd.	5/1/2012	2,210,000	2,728,957	3.85	5/31/2015	Annually
HBK Multi-Strategy Offshore Fund, Ltd.	5/1/2012	2,640,000	2,955,328	4.17	6/30/2015	Quarterly

Total Multi-Strategy		4,850,000	5,684,285	8.02

U.S. Equity North America
Hoplite Offshore Fund, Ltd.	5/1/2012	2,140,000	2,539,819	3.59	6/30/2015	Quarterly
Impala Fund Ltd.	5/1/2012	2,010,000	2,692,984	3.80	6/30/2015	Quarterly
Marble Arch Offshore Partners, Ltd.	7/1/2012	1,600,000	2,174,765	3.07	6/30/2015	Quarterly
North Run Offshore Partners, Ltd.	5/1/2012	2,300,000	2,617,845	3.70	6/30/2015	Quarterly
Southpoint Qualified Offshore Fund, Ltd.	5/1/2012	1,820,000	2,264,937	3.20	6/30/2015	Quarterly

Total U.S. Equity		9,870,000	12,290,350	17.36

Total Cayman Islands Domiciled		50,436,581	59,876,789	84.52

Total Investments in Hedge Funds		$56,426,581	67,611,834	95.44

Other Assets, less Liabilities			3,228,154	4.56

Net Assets			$70,839,988	100.00%

*	Investments in Hedge Funds may be composed of multiple series. The Next Available Redemption Date refers to the earliest date after March 31, 2015 that redemption from a series is available. Other series may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Hedge Funds may be subject to fees.

**	Available frequency of redemption after initial lock-up period, if any. Different series may have different liquidity terms.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	Private Advisors Alternative Strategies Master Fund	11

Private Advisors Alternative Strategies Master Fund

Statement of Assets and Liabilities as of March 31, 2015

Assets
Investments in Hedge Funds, at fair value (identified cost $56,426,581)	$67,611,834
Cash	2,066,836
Receivable for investments sold	1,577,867
Prepaid assets	35,863

Total assets	71,292,400

Liabilities
Redemptions payable	307,870
Management fee payable (see Note 5)	34,270
Accrued expenses and other liabilities	110,272

Total liabilities	452,412

Net Assets	$70,839,988

Composition of Net Assets:
Paid-in capital	$69,773,952
Distributions in excess of net investment income	(8,862,045)
Accumulated net realized gain (loss) from investments in Hedge Funds	(1,257,172)
Net unrealized appreciation (depreciation) on investments in Hedge Funds	11,185,253

Net Assets	$70,839,988

Net Asset Value Per Share:
68,438.15 Shares issued and outstanding, par value $0.001 per share 450,000 registered shares of beneficial interest	$1,035.10

12	Private Advisors Alternative Strategies Master Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Private Advisors Alternative Strategies Master Fund

Statement of Operations for the year ended March 31, 2015

Expenses
Management Fee (See Note 5)	$743,172
Administration and custody fees	172,223
Professional fees	125,677
Transfer agent fees	35,519
Insurance fees	29,504
Registration	24,004
Shareholder communication	19,618
Trustees	2,759
Miscellaneous	7,848

Total expenses before waiver/reimbursement	1,160,324
Expense waiver/reimbursement from Manager	(158,179)

Net expenses	1,002,145

Net investment income (loss)	(1,002,145)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) from investments in Hedge Funds	(705,994)
Net change in unrealized appreciation (depreciation) on investments in Hedge Funds	2,741,104

Net realized and unrealized gain (loss) on investments	2,035,110

Net increase (decrease) in net assets resulting from operations	$1,032,965

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	Private Advisors Alternative Strategies Master Fund	13

Private Advisors Alternative Strategies Master Fund

Statement of Changes in Net Assets

	Year ended March 31, 2015	Year ended March 31, 2014
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(1,002,145)	$(853,979)
Net realized gain (loss) from investments in Hedge Funds	(705,994)	(88,079)
Net change in unrealized appreciation (depreciation) on investments in Hedge Funds	2,741,104	4,894,037

Net increase (decrease) in net assets resulting from operations	1,032,965	3,951,979

Distributions to shareholders from:
Net investment income	(1,367,396)	(4,835,426)

Capital share transactions:
Subscriptions (representing 11,019.44 and 17,847.76 Shares)	11,418,590	19,005,252
Redemptions (representing 3,050.52 and 5,868.23 Shares)	(3,169,817)	(6,153,184)
Distributions reinvested (representing 1,302.08 and 4,535.94 Shares)	1,320,257	4,649,467

Net increase (decrease) in net assets derived from capital share transactions	9,569,030	17,501,535

Net increase (decrease) in net assets	9,234,599	16,618,088
Net assets, beginning of year (representing 59,167.15 and 42,651.68 Shares)	61,605,389	44,987,301

Net assets, end of year (representing 68,438.15 and 59,167.15 Shares)	$70,839,988	$61,605,389

Distributions in excess of net investment income at end of year	$(8,862,045)	$(6,729,281)

14	Private Advisors Alternative Strategies Master Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Private Advisors Alternative Strategies Master Fund

Statement of Cash Flows for the year ended March 31, 2015

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$1,032,965
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments in Hedge Funds	(9,220,000)
Proceeds from sales of investments in Hedge Funds	4,109,558
Net realized (gain) loss from investments in Hedge Funds	705,994
Net change in unrealized (appreciation) depreciation on investments in Hedge Funds	(2,741,104)
Changes in operating assets and liabilities:
Prepaid assets	(1,944)
Management fee payable	(18,172)
Accrued expenses and other liabilities	(5,489)

Net cash provided by (used in) operating activities	(6,138,192)

Cash flows from financing activities
Subscriptions, net of subscriptions received in advance	10,068,590
Redemptions, net of redemptions payable	(4,869,606)
Distributions paid	(47,139)

Net cash provided by (used in) financing activities	5,151,845

Net increase (decrease) in cash	(986,347)
Cash, beginning of year	3,053,183

Cash, end of year	$2,066,836

Supplemental disclosure of cash flow information:
Distributions reinvested	$1,320,257

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	Private Advisors Alternative Strategies Master Fund	15

Private Advisors Alternative Strategies Master Fund

Financial Highlights selected per share data and ratios

	Year ended March 31,		May 1, 2012 (commencement of operations) through March 31,
	2015	2014	2013
Per Share operating performance:
Net asset value at beginning of year	$1,041.21	$1,054.76	$1,000.00
Net investment income (loss) (a)	(15.48)	(16.35)	(13.87)
Net realized and unrealized gain (loss) on investments on investments in Hedge Funds	29.69	90.05	86.21

Net increase (decrease) resulting from operations	14.21	73.70	72.34

Distributions paid from:
Net investment income	(20.32)	(87.25)	(17.58)

Net asset value at end of year	$1,035.10	$1,041.21	$1,054.76

Total investment return (b)	1.40%	7.12%	7.32	% (c)
Ratios (to average net assets)/Supplemental Data
Net investment income (loss) (d)	(1.50%)	(1.50%)	(1.50	%)††
Net expenses (d)	1.50%	1.50%	1.50	% ††
Expenses (before waiver/reimbursement) (d)	1.74%	2.12%	2.84	% ††
Portfolio turnover rate (e)	9%	10%	0	% (f)
Net assets at end of year (in 000’s)	$70,840	$61,605	$44,987

††	Annualized.
(a)	Per share data based on average shares outstanding during the year/period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Ratios of expenses and net investment income (loss) do not include the impact of expenses and incentive allocations or incentive fees related to the Underlying Hedge Funds.
(e)	The portfolio turnover rate reflects the investment activities of the Master Fund.
(f)	Portfolio turnover was calculated at 0.00% as no securities were sold during the year from May 12, 2012 (commencement of operations) through March 31, 2013.

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

16	Private Advisors Alternative Strategies Master Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Private Advisors Alternative Strategies Master Fund

Notes to Financial Statements

1.  Organization and Business

Private Advisors Alternative Strategies Master Fund (the “Master Fund”) was organized on December 15, 2011 as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated December 14, 2011. The Master Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Master Fund commenced investment operations on May 1, 2012 (“Commencement of Operations”).

The Master Fund is a “Master” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure, another closed-end, non-diversified management investment company, Private Advisors Alternative Strategies Fund (the “Feeder Fund”), invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund. The Master Fund may also accept investments from certain other investors as well, including, among others, investors purchasing shares through (i) certain “wrap fee” or other programs sponsored by financial intermediary firms and (ii) certain non-broker/dealer registered investment advisory firms.

The investment objective of the Master Fund is to seek long-term capital appreciation above equity returns over a full market cycle with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both traditional equity and fixed income markets. The Master Fund seeks to achieve this investment objective by investing principally in private investment funds or “hedge funds” managed by third-party portfolio managers (“Portfolio Managers”) who employ diverse styles and strategies (“Hedge Funds”). The Master Fund generally seeks to invest in Hedge Funds managed by Portfolio Managers who have proven investment management experience and who invest in the Hedge Funds they manage alongside their clients’ capital.

New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and serves as the Master Fund’s investment manager. New York Life Investments has in turn delegated its portfolio management responsibilities to Private Advisors LLC, a Virginia limited liability company, (“Private Advisors”), who serves as the Master Fund’s subadvisor (together with New York Life Investments, the “Advisors”). Private Advisors is an affiliate of New York Life Investment Management Holdings LLC. New York Life Investments also serves as the investment manager to the Feeder Fund and Private Advisors also serves as the subadvisor to the Feeder Fund. Subject to policies adopted by the Funds’ Board of Trustees (“Board”), Private Advisors, among other things, (i) manages the day-to-day investment operations of the Funds, (ii) seeks investment opportunities for the Funds and (iii) monitors the performance of and makes investment and trading decisions with respect to the Funds’ investment portfolio. Private Advisors is subject to supervision by the Manager in its management of the Funds.

The Board has overall responsibility for oversight of the Funds. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined by the 1940 Act) of the Funds.

As of March 31, 2015, the Feeder Fund represented $25,536,254 or 36.05% of the Master Fund’s net assets.

2.  Significant Accounting Policies

The Master Fund prepares its financial statements, which are expressed in U.S. dollars, in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and follows significant accounting policies described below.

Management has determined that the Master Fund is an investment company in accordance with Accounting Standards Codification Topic 946, Investment Companies, for the purpose of financial reporting.

Investment in the Fund

NYLIFE Distributors LLC (“Distributor”), an affiliate of the Advisors, acts as the distributor of the Master Fund’s shares of beneficial interest (“Shares”). The Distributor may enter into selected dealer arrangements with various brokers, dealers, banks and other financial intermediaries (“Financial Intermediaries”) to sell Shares.

Although Shares are registered under the Securities Act of 1933, as amended (“Securities Act”), investments in the Master Fund generally may be made only by investors that satisfy the definition of “accredited investors” as defined in Rule 501(a) of Regulation D under the Securities Act (“Eligible Investors”). Eligible Investors who subscribe for Shares and are admitted to the Master Fund become shareholders (“Shareholders”) of the Master Fund. Generally, Shares are continuously offered on a monthly basis at a price equal to their then current net asset value (“NAV”) per Share. The minimum initial subscription for Shares is $50,000, and the minimum subsequent subscriptions are $10,000. The Master Fund may accept subscriptions for lesser amounts at the discretion of the Advisors. Shares are offered for purchase as of the first business day of each month or at such other times as determined in the discretion of the Board. Shares are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Master Fund’s Declaration of Trust. As described below, the Master Fund may, however, offer to repurchase Shares pursuant to written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion.

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Master Fund to redeem Shares. However, the Master Fund may from time to time offer to repurchase Shares from its Shareholders in accordance with written tenders by Shareholders. Each tender offer may be limited and will generally apply to up to 20% of the net assets of the Master Fund at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. If a tender offer is oversubscribed, the Master Fund will, in its sole discretion, either (a) accept the additional Shares permitted to be accepted pursuant to Rule 13e-4(f)(1) under the Securities Exchange Act of 1934, as amended; (b) extend the tender offer, if necessary, and increase the number of Shares that the Master Fund is offering to repurchase to a number it believes sufficient to accommodate the excess Shares tendered as well as any Shares

Private Advisors Alternative Strategies Master Fund	17

Private Advisors Alternative Strategies Master Fund

Notes to Financial Statements (continued)

tendered during the extended offer; or (c) accept Shares tendered on or before the expiration date of the tender offer for payment on a pro rata basis based on the number of tendered Shares. In determining whether the Master Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Advisors as to the timing of such a tender offer, as well as a variety of operational, business and economic factors. In the event that the Master Fund does not at least once during any 24 consecutive month period beginning after January 1, 2013, offer to repurchase Shares tendered in accordance with such terms and conditions as the Board may determine in its sole discretion, the Board will be required to call a meeting of Shareholders for the purposes of considering whether to dissolve the Master Fund.

The Advisors expect that they will generally recommend to the Board that the Master Fund offer to repurchase Shares from Shareholders quarterly on the last business day of March, June, September and December. However, the Master Fund is not required to conduct a tender offer and may be less likely to conduct tenders during periods of exceptional tender conditions or when Hedge Funds suspend redemptions. The Master Fund will require that each tendering Shareholder tender a minimum of $25,000 worth of Shares, subject to the Board’s ability to permit a Shareholder to tender a lesser amount in its discretion.

The Master Fund reserves the right to reject any subscription to purchase, and the Board may suspend or terminate the sale of Shares at any time, in whole or in part.

A 5.00% early repurchase fee (“Repurchase Fee”) will be assessed to any Shareholder that tenders his or her Shares to the Master Fund prior to the business day immediately preceding the one-year anniversary of the Shareholder’s purchase of the respective Shares. The Repurchase Fee applies separately to each purchase of Shares made by a Shareholder. The amount received from the Repurchase Fee stays in the Funds. The purpose of the Repurchase Fee is to, among other things, discourage short-term investments, which are generally disruptive to the Master Fund’s investment program.

Valuation of Investments

Private Advisors has designed ongoing due diligence processes with respect to the Hedge Funds and their Portfolio Managers, which assist Private Advisors in assessing the quality of information provided by, or on behalf of, each Hedge Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require Private Advisors to forego their normal reliance on the value supplied by, or on behalf of, such Hedge Fund and to determine independently a fair valuation of the Master Fund’s interest in such Hedge Fund, consistent with the Master Fund’s fair valuation procedures.

The Board has adopted procedures establishing methodologies for the valuation of each of the Hedge Funds and has delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Master Fund (the “Valuation Committee”). The Board has also authorized the Valuation Committee to appoint a Sub-Committee (“Valuation Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Valuation Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. Determinations of the Valuation Committee and the Valuation Sub-Committee are subject to review and ratification by the Board at its next regularly scheduled meeting after valuations are determined. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, primary responsibility for the monthly valuation of portfolio assets (including Hedge Funds for which market prices are not readily available) rests with Private Advisors and/or New York Life Investments.

Investments in Hedge Funds

The Board has approved procedures pursuant to which the Master Fund values its investments in Hedge Funds at fair value, which ordinarily will be the amount equal to the Master Fund’s pro rata interest in the net assets of each such Hedge Fund, as such value is supplied by, or on behalf of, the Hedge Fund’s portfolio manager from time to time, usually monthly. The Master Fund complies with the authoritative guidance under GAAP for estimating the fair value of investments in the Hedge Funds that have calculated NAV in accordance with the specialized accounting guidance for investment companies (the “practical expedient”). Investments in Hedge Funds are generally valued, as a practical expedient, utilizing the net asset valuations provided by the Hedge Funds when the net asset valuations of the investments are calculated without further adjustment (or adjusted by the Master Fund if the NAV is deemed to be not reflective of fair value). The Master Fund applies the practical expedient to its investments in Hedge Funds on an investment-by-investment basis and consistently with the Master Fund’s entire position in a particular investment unless it is probable that the Master Fund will sell an investment at an amount different from the net asset valuation or in other situations where the practical expedient is not available. When the Master Fund believes alternative valuation techniques are more appropriate, the Master Fund considers other factors in addition to the net asset valuation, such as, but not limited to, features of the investment, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in its determination of fair value. Certain financial statements of the Hedge Funds excluded details of investment securities portfolios. As of March 31, 2015, the Master Fund’s Advisors were unaware of any significant issuer concentration in the Hedge Funds.

The valuations reported by the Portfolio Managers, upon which the Master Fund primarily relies in calculating its month-end NAV and NAV per Share, may be subject to later adjustment, based on information reasonably available at that time. The Master Fund will pay repurchase proceeds, as well as calculate management and other fees, on the basis of NAVs determined using the best information available as of the valuation date. In the event that a Hedge Fund, in accordance with its valuation procedures, subsequently corrects, revises or adjusts an unaudited estimated or final value that was properly relied upon by the Master Fund, the Master Fund will generally not make any retroactive

18	Private Advisors Alternative Strategies Master Fund

adjustments to its NAV, or to any amounts paid based upon such NAV, to reflect a revised valuation. If, after the Master Fund pays repurchase proceeds, or one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the repurchasing Shareholders (if the valuations are revised upward) or the remaining Shareholders (if the valuations are revised downward) will bear the risk of such revisions. A repurchasing Shareholder will neither receive distributions from, nor be required to reimburse, the Master Fund in such circumstances. This may have the effect of diluting or increasing the economic interests of other Shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from Portfolio Managers or revisions to NAV of a Hedge Fund adversely affect the Master Fund’s NAV, the outstanding Shares of the Master Fund will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at an NAV per Share higher than the adjusted amount. Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at an NAV per Share lower than the adjusted amount. New Shareholders, as well as Shareholders purchasing additional Shares, may be affected in a similar way because the same principles apply to the subscription for Shares.

Because of the inherent uncertainty of valuation, the estimated value of Hedge Funds for which no ready market exists may differ significantly from the value that would be used had a ready market for the security existed, and the differences could be material. When market quotations may not be available, investments such as complex or unique financial instruments may be priced pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instruments or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of Hedge Funds.

The following are descriptions of strategies utilized by the underlying Hedge Funds during the period.

Distressed Debt

Portfolio Managers seek to purchase securities (typically debt) of companies experiencing financial or operating difficulties due to excessive debt burdens or temporary liquidity problems. Often these companies are in or about to enter bankruptcy. Understanding the complexities of the bankruptcy process allows experienced distressed Portfolio Managers to profit by buying the securities at a deep discount to intrinsic value.

European Equity

This strategy involves taking both long and short positions primarily in public equities with a geographic focus in Europe.

Event Equity

This strategy involves a long and short fundamental approach to equity investments that have a visible catalyst that can enhance value in a short to intermediate term horizon. Situations can also offer underpriced positive optionality. Portfolio managers who utilize this strategy seek to limit the macro, market and/or industry risk that accompanies the holdings, such that the event drives the ultimate profitability of the investment.

Global Equity

This strategy involves taking both long and short positions primarily in public equities with a global geographic focus.

Global Macro

This strategy relies on the assessment of relative valuations at a macroeconomic level across multiple geographies and asset classes based on economic indicators, trend and factor analysis and flow of funds data. Investments can span the fixed income, currency, commodity and equity markets. Global Macro investing is generally a liquid, high frequency trading strategy.

Long/Short Corporate Credit

This strategy involves taking both long and short positions in distinct corporate debt instruments.

Long/Short Structured Credit

This strategy attempts to isolate returns by trading in tranches of various types of structured credit instruments. This may include multiple tranches of collateralized debt obligations (CDOs), collateralized loan obligations (CLOs), residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), credit default swaps (CDS), credit default swap index (CDX), asset-backed securities index (ABX) and commercial mortgage-backed securities index (CMBX).

Multi-Strategy

This strategy grants Portfolio Managers the ability to invest across strategies.

U.S. Equity

This strategy involves taking both long and short positions primarily in public equities with a geographic focus in the United States.

Distribution of Income and Gains

The Master Fund intends to distribute all of its net investment income, and net short-term and long-term capital gain, if any, to Shareholders each year as required to maintain regulated investment company (“RIC”) status. Distributions will be made annually to each Shareholder pro rata

Private Advisors Alternative Strategies Master Fund	19

Private Advisors Alternative Strategies Master Fund

Notes to Financial Statements (continued)

based upon the number of Shares held by such Shareholder on the record date and will be net of expenses. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP. Dividends from net investment income for the year ended March 31, 2015 represent distributions from ordinary income for tax purposes arising primarily from mark-to-market adjustments relating to passive foreign investment companies.

In order to satisfy the diversification requirements under Subchapter M of the Internal Revenue Code, of 1986, as amended (the “Code”) the Master Fund generally invests its assets in Hedge Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). As such, the Master Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Master Fund (“DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends and/or capital gains distributions automatically reinvested in additional Shares at NAV unless such Shareholder specifically elects to receive all income, dividends and capital gain distributions in cash.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows of the Master Fund is the amount included in the Master Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments or restricted cash.

Income and Operating Expenses

The Master Fund bears its own expenses including, but not limited to, legal expenses, accounting expenses (including third-party accounting services), auditing and other professional expenses, administration expenses and custody expenses. Operating expenses are recorded as incurred.

In addition, the Master Fund bears a pro rata share of the fees and expenses of the Hedge Funds in which it invests. Because the Hedge Funds have varied expense and fee levels and the Master Fund may own different proportions of the Hedge Funds at different times, the amount of fees and expenses incurred indirectly by the Master Fund may vary. These indirect expenses of the Hedge Funds are included in net realized gain/(loss) from investments in Hedge Funds and net change in unrealized appreciation/(depreciation) on investments in Hedge Funds on the Master Fund’s Statement of Operations.

Recognition of Gains and Losses

Changes in unrealized appreciation or depreciation from each Hedge Fund are included in the Master Fund’s Statement of Operations as net change in unrealized appreciation (depreciation) on investments in Hedge Funds.

Purchases of investments in the Portfolio Funds are recorded as of the first day of legal ownership of a Portfolio Fund. Sales are recorded as of the last day of legal ownership or participation in a Portfolio Fund. Any proceeds received from Hedge Fund redemptions that are in excess of the Hedge Funds’ cost basis are classified as net realized gain from investments in Hedge Funds on the Master Fund’s Statement of Operations. Any proceeds received from Hedge Fund redemptions that are less than the Hedge Funds’ cost basis are classified as net realized loss from investments in Hedge Funds on the Master Fund’s Statement of Operations. Realized gains and losses from investments in Hedge Funds are calculated based on specific identification method.

Use of Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements, such as valuation of its investments. Actual results could differ from those estimates.

3.  Income Taxes

Federal Income Taxes

The Master Fund intends to comply with the requirements of the Code, applicable to regulated investment companies (“RICs”) and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Master Fund has adopted a tax year-end of October 31. The Master Fund files tax returns with the U.S. Internal Revenue Service and various states. The Master Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Master Fund’s tax positions taken on federal, state and local income tax returns for the open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Master Fund’s financial statements. The Master Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitation have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

A permanent difference, primarily due to passive foreign investment companies (PFICs) as of October 31, 2014, the Fund’s tax year, resulted in the following reclassification amongst the Master Fund’s components of net assets as of March 31, 2015:

Accumulated net investment income (loss)	$236,777
Accumulated net realized gain (loss)	(236,777)
Paid-in capital	—

20	Private Advisors Alternative Strategies Master Fund

The tax character of distributions paid for the year ended March 31, 2014 of $4,835,426 was ordinary income. The tax character of distributions for the year ended March 31, 2015 of $1,367,396 was ordinary income, and is subject to recharacterization until the end of the Fund’s tax year end on October 31, 2015.

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,367,394
Unrealized appreciation (depreciation)	(853,201)
Capital loss carryforward	(314,400)
Accumulated net realized gain (loss)	—

As of October 31, 2014, capital loss carryforwards available for federal income tax purposes were $22,439 for short-term and $291,961 for long-term. These amounts have no expiration.

As of October 31, 2014, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$64,919,560
Gross tax unrealized appreciation	$—
Gross tax unrealized depreciation	(853,201)
Net tax unrealized appreciation (depreciation) on investments	$(853,201)

Temporary differences are due to the different treatment for book and tax of the Master Fund’s investment in PFICs.

4.  Fair Value of Financial Instruments

“Fair value” is defined as the price that the Master Fund would receive upon selling an investment or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In determining fair value, the Master Fund uses the practical expedient. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that most observable inputs are to be used when available. The fair value hierarchy is categorized into three levels based on the inputs as follows:

The fair value hierarchy categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs

•	Level 3—significant unobservable inputs

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), as an amendment to Accounting Standards Codification (ASC) 820, Fair Value Measurement. The amendments in this ASU apply to reporting entities that elect to measure the fair value of an investment using the net asset value per share (or its equivalent) practical expedient, as the Fund does for its investments in Hedge Funds. The amendments in this ASU remove the requirement to categorize within the fair value hierarchy, as described above, all investments for which fair value is measured using the net asset value per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to investments for which the Fund has elected to not measure the fair value.

The amendments in this Update are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years, with application of the amendments noted above retrospectively to all periods presented. The retrospective approach requires that an investment for which fair value is measured using the net asset value per share practical expedient be removed from the fair value hierarchy in all periods presented in an entity’s financial statements. Earlier application of this ASU is permitted. The Investment Manager has reviewed the requirements of the ASU and determined that early adoption of this ASU would be applied to the relevant disclosures of the Fund.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Total Investments Measured at NAV	$67,611,834

At March 31, 2015, the Fund only held investments valued at NAV as practical expedient, as such, disclosure regarding the fair value hierarchy of the Fund’s investments is not applicable.

5.  Fees and Related Party Transactions

The Master Fund bears all of the expenses of its own operations, including, but not limited to, the investment management fee for the Master Fund payable to New York Life Investments, administration fees, custody fees, and transfer agent fees payable to State Street Bank and Trust Company (“State Street”).

In consideration of the management services provided by New York Life Investments to the Master Fund, the Master Fund pays New York Life Investments a monthly management fee of 0.0917% (1.10% on an annualized basis) of the Master Fund’s month end NAV (“Management Fee”). New York Life Investments will pay a portion of the Management Fee it receives from the Master Fund (net of any fee waiver or expense reimbursement arrangements) to Private Advisors for the provision of its subadvisory services. For the year ended March 31, 2015, the Master Fund incurred management fees of $743,172. As of March 31, 2015, $65,209 is due to the Manager.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired (Underlying) Fund Fees and Expenses (i.e., the expenses of the underlying Hedge Funds)) do not exceed 1.50% of its average month-end net assets. This agreement will remain in effect until August 1, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval

Private Advisors Alternative Strategies Master Fund	21

Private Advisors Alternative Strategies Master Fund

Notes to Financial Statements (continued)

of the Board. Accordingly, $158,179 of expenses was reimbursed, so that expenses do not exceed 1.50% of its average month-end net assets. As of March 31, 2015, $30,939 is due from the Manager.

The Master Fund has retained State Street to provide administrative and accounting services to the Master Fund. State Street also serves as the Master Fund’s transfer agent and custodian. Under the terms of an administration agreement with the Master Fund (“Administration Agreement”), State Street is responsible for, among other things: (i) reconciling cash and investment balances; (ii) maintaining the general ledger and sub-ledger accounts and arranging for the computation of the Master Fund’s NAV; (iii) preparing the Master Fund’s annual and semi-annual reports; (iv) maintaining the register of Shareholders; (v) processing matters relating to subscriptions for and repurchases of Shares; and (vi) issuing reports and transaction statements to Shareholders. For its services, State Street is paid a monthly fee directly from the Master Fund. For the year ended March 31, 2015, the Master Fund incurred administration fees, custody fees, and transfer agent fees of $143,683, $28,540, and $35,519, respectively.

From time to time, the Master Fund may have a concentration of Shareholders holding a significant percentage of its net assets. Investment activities of these Shareholders could have a material impact on the Master Fund. As of March 31, 2015, New York Life Management Holdings, LLC, an affiliate of the Advisors, maintains a significant holding directly in the Master Fund that represents 54.06% of the Master Fund’s NAV and an indirect holding through the Feeder Fund of 12.12%.

6.  Investments in Hedge Funds

As of March 31, 2015, the Master Fund had investments in 29 Hedge Funds. The Master Fund, as an investor in these Hedge Funds, pays management fees of up to 2.75% (per annum) of the NAV of its ownership interest in such Hedge Funds, as well as incentive fees or allocations of up to 27.00% of net profits earned that are allocable to the Master Fund’s ownership interest in such Hedge Funds.

For the year ended March 31, 2015, aggregate purchases and proceeds from sales of investments in Hedge Funds were $9,220,000 and $5,687,425 respectively. There were no unfunded commitments outstanding to Hedge Funds as of March 31, 2015.

7.  Offering of Shares

The Master Fund’s Share activities for the year ended March 31, 2015 were as follows:

Balance as of April 1, 2014	Subscri ptions	Redemp tions	Distributions Reinvested	Balance as of March 31, 2015
59,167.15	11,019.44	(3,050.52)	1,302.08	68,438.15

8.  Risks and Contingencies

The Master Fund may be subject to various risk factors including the following broad categories (i) the risks related to an investment in the Master Fund; (ii) the risks related to the types of investments utilized by the Hedge Funds; (iii) the risks related to the investment strategies of the Hedge Funds; and (iv) the risks related to the management and operations of the Hedge Funds.

Because Hedge Funds may have the ability to concentrate their investments by investing an unlimited amount of their assets in a specific issuer, sector, market, industry, strategy, country or geographic region, Hedge Funds will be subject to risks such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be.

Certain of the Portfolio Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Hedge Funds’ performance, risk levels, and/or market correlation. There can be no assurance that any Portfolio Manager will have success in achieving any goal related to such practices. The Portfolio Managers may be unable to, or may choose in their judgment not to seek to, achieve such goals.

Although Private Advisors generally seeks to invest with Portfolio Managers that have a minimum three-year Hedge Fund performance track record, there could be exceptions for sufficiently compelling opportunities. In this regard, certain Hedge Funds may have no prior or limited operating history upon which Private Advisors can evaluate their potential performance. The past investment performance of Hedge Funds managed by Portfolio Managers of Hedge Funds in which the Master Fund invests or expect to invest may not be construed as an indication of the future results of an investment in the Master Fund. In addition, Portfolio Managers that have no or limited operating history may not have direct experience managing Hedge Funds, including experience with financial, legal or regulatory considerations unique to Hedge Funds, and because there is generally less information available on which to base an opinion of such Portfolio Managers’ investment and management expertise, these types of investments may be subject to greater risk and uncertainty than investments with more experienced Portfolio Managers.

9.  Contractual Obligations

The Master Fund enters into contracts that contain a variety of indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Subsequent Events

In connection with the preparation of the financial statements of the Master Fund for the year ended March 31, 2015, events and transactions subsequent to March 31, 2015 through the date the financial statements were issued have been evaluated by the Master Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	Private Advisors Alternative Strategies Master Fund

Board Consideration and Approval of Management Agreements and

Subadvisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each investment company’s board of trustees, including a majority of the independent trustees, annually review and approve the investment company’s investment advisory agreements. At its December 8-10, 2014 meeting, the Boards of Trustees (collectively, the “Board”) of Private Advisors Alternative Strategies Fund and Private Advisors Alternative Strategies Master Fund (the “Funds”) unanimously approved the Management Agreements between the Funds and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreements between New York Life Investments and Private Advisors LLC (“Private Advisors”) with respect to the Funds.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Private Advisors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014, as well as other relevant information furnished to the Board, the Investment Committee and the Alternative and Closed-End Funds Oversight Committee (the “ACE Committee”) throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Funds and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Funds’ investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients that follow investment strategies similar to the Funds, and the rationale for any differences in the Funds’ management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Private Advisors Alternative Strategies Fund to New York Life Investments and its affiliates, including Private Advisors as subadvisor to the Funds, and responses from New York Life Investments and Private Advisors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board and the ACE Committee at their meetings throughout the year included, among other items, detailed investment performance reports on the Funds prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board and the ACE Committee. The Board and the ACE Committee also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity. The ACE Committee also received additional information throughout the year regarding the Funds’ investment performance and other matters.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Funds by New York Life Investments and Private Advisors; (ii) the investment performance of the Funds, New York Life Investments and Private Advisors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Private Advisors from their relationships with the Funds; (iv) the extent to which economies of scale may be realized as the Funds grow, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Funds’ management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar investment companies and accounts managed by New York Life Investments and Private Advisors and peer investment companies identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board and the ACE Committee throughout the year as well as information furnished to the Board and the Contracts Committee specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of a Fund, and that the Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Private Advisors

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the Funds, noting that New York Life Investments manages other investment companies, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing investment company service providers, including subadvisors. The Board also noted that the services provided to the Funds as registered funds of hedge funds may differ from the services provided to mutual funds and other investment advisory clients, such as administrative services provided in connection with the Funds’ periodic tender offers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Funds, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Funds under the terms of the Management Agreements, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Funds’ Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Funds’ compliance program; and ( iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Funds’ Management Agreements. The Board also considered New York Life

Private Advisors Funds	23

Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (continued)

Investments’ willingness to invest in personnel and infrastructure that benefit the Funds, and noted that New York Life Investments is responsible for compensating the Funds’ officers.

The Board also examined the nature, scope and quality of the advisory services that Private Advisors provides to the Funds. The Board evaluated Private Advisors’ experience in serving as subadvisor to the Funds and managing other portfolios. It examined Private Advisors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Private Advisors, and Private Advisors’ overall legal and compliance environment. The Board also reviewed Private Advisors’ willingness to invest in personnel that benefit the Funds. In this regard, the Board considered the experience of the Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Funds should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Private Advisors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Funds’ investment performance, the Board considered investment performance results in light of the Funds’ investment objectives, strategies and risks, as disclosed in the Funds’ prospectuses. The Board particularly considered detailed investment reports on the Funds’ performance provided to the Board and the ACE Committee throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Funds’ gross and net returns, the Funds’ investment performance relative to relevant investment categories and Fund benchmarks, the Funds’ risk-adjusted investment performance, and the Funds’ investment performance as compared to peer investment companies, as appropriate.

The Board also considered information provided by Strategic Insight showing the investment performance of the Funds as compared to peer investment companies. In considering the Funds’ investment performance, the Board focused principally on the long-term performance track record of the Funds. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Funds’ investment performance, as well as discussions between the Funds’ portfolio managers and the Board that occur throughout the year, including at quarterly meetings of the Board and at quarterly and special meetings of the ACE Committee. In addition, the Board considered any specific actions that New York Life Investments or Private Advisors had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Funds, along with ongoing efforts by New York Life Investments and Private Advisors to enhance investment returns, supported a determination to approve the Agreements. The Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Funds’ prospectuses.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Private Advisors

The Board considered the costs of the services provided by New York Life Investments and Private Advisors under the Agreements, and the profits realized by New York Life Investments and its affiliates, including Private Advisors, due to their relationships with the Funds. Because Private Advisors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Private Advisors in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Private Advisors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Funds, and that New York Life Investments is responsible for paying the subadvisory fees for the Funds. The Board acknowledged that New York Life Investments and Private Advisors must be in a position to pay and retain experienced professional personnel to provide services to the Funds, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Private Advisors to continue to provide high-quality services to the Funds. The Board also noted that the Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about investment company managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a manager’s organization, the types of investment companies it manages, the methodology used to allocate certain fixed costs to specific investment companies, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds, and among individual funds, within the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the funds; (ii) how costs are allocated to the Funds and other funds managed by New York Life Investments and to other lines of business; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs, and procedures for estimating overall profitability, of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

24	Private Advisors Funds

In considering the costs and profitability of the Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Funds.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Funds, New York Life Investments’ affiliates also earn revenues from serving the Funds in various other capacities, including as the Funds’ distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Private Advisors, due to their relationships with the Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Funds Grow

The Board considered whether the Funds’ expense structures permit economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the investment company business generally, the changing economics of the investment company business and the various ways in which the benefits of economies of scale may be shared with investment companies managed by the Manager. The Board reviewed information from New York Life Investments showing how the Funds’ management fee schedules compared to fee schedules of other investment companies and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board noted the Funds’ relatively low assets, and accepted New York Life Investments’ viewpoint that, the Funds would need to achieve more meaningful asset growth in order to take advantage of economies of scale.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Funds’ expense structures appropriately reflect economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Funds’ expense structures as the Funds grow over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements in relation to the scope of services to be provided and the Funds’ expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fees paid by the Funds to New York Life Investments, since the fees paid to Private Advisors are paid by New York Life Investments, not the Funds. The Board also considered the fact that New York Life Investments has contractually agreed to waive the management fee paid by Private Advisors Alternative Strategies Fund so long as such Fund invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in Private Advisors Alternative Strategies Master Fund.

In assessing the reasonableness of the Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar investment companies managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Private Advisors on fees charged to other investment advisory clients, including other investment companies with similar investment objectives as the Funds. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered funds of hedge funds as compared to mutual funds and other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Funds’ net management fees and expenses.

After considering all of the factors outlined above, the Board concluded that the Funds’ management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

Private Advisors Funds	25

Board of Trustees and Officers

MANAGEMENT

The Board oversees the actions of the Advisors and the Distributor and decides on general policies governing the operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement

Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim(1) 9/24/60	Indefinite; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011	President (since May 2015), Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	83

MainStay Funds: Trustee since 2008 (12 Funds); MainStay Funds Trust: Trustee since 2008 (38 Funds).(3)

MainStay VP Funds Trust: Trustee since 2008 (30 portfolios)(4) and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

26	Private Advisors Funds

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member
Independent Trustees	Susan B. Kerley 8/12/51	Indefinite; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011	President, Strategic Management Advisors LLC (since 1990)	83

MainStay Funds: Trustee since 2007 (12 Funds);

MainStay Funds Trust: Trustee since 1990 (38 Funds).(3)

MainStay VP Funds Trust: Trustee since 2007 (30 portfolios)(4)

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011 and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay Funds:

Trustee and Audit Committee Financial Expert since 2006 (12 Funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (38 Funds).(3)

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)(4);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios) and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay Funds: Chairman since 2013 and Trustee since 2007(12 Funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002. (38 Funds)(3)

MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (30 portfolios)(4)

and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay Funds: Trustee since 2007 (12 Funds);

MainStay Funds Trust: Trustee since 2007 (38 Funds).(3)

MainStay VP Funds Trust: Trustee since 2006 (30 portfolios)(4) and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay Funds: Trustee since 1994 (12 Funds);

MainStay Funds Trust: Trustee since 2007 (38 Funds).(3)

MainStay VP Funds Trust: Trustee since 2007 (30 portfolios)(4)

and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

Private Advisors Funds	27

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member
Independent Trustees	Roman L. Weil 5/22/40	Indefinite; Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California— San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay Funds: Trustee and Audit Committee Financial Expert since 2007(12 Funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (38 Funds).(3)

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)(4)

and MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011;	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay Funds: Trustee since 2007 (12 Funds);

MainStay Funds Trust: Trustee since 2007 (38 Funds).(3)

MainStay VP Funds Trust: Trustee since 1997 (30 portfolios)(4);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios) and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

(1)	This Trustee is considered to be an “interested person” of the Master and Feeder Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, and Private Advisors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
(2)	The fund complex consists of the Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund, MainStay DefinedTerm Municipal Opportunities Fund and series of MainStay Funds Trust, The MainStay Funds and MainStay VP Funds Trust (“MainStay Group of Funds”).
(3)	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
(4)	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

28	Private Advisors Funds

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)	Stephen P. Fisher 2/22/59	President, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since 2014), New York Life Investment Management LLC; President, MainStay Funds and MainStay VP Funds Trust(1) (since 2007), MainStay Funds Trust (since 2009) and MainStay DefinedTerm Municipal Opportunities Fund (since 2011)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011)	Managing Director, New York Life Investment Management LLC; Treasurer and Principal Financial and Accounting Officer, MainStay Funds and MainStay VP Funds Trust(1) (since 2007); MainStay Funds Trust (since 2009) and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/1969	Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund (since 2014)	Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust(1) (2010 to 2014), Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund (since 2011)	Managing Director and Associate General Counsel, New York Life Investment Management LLC; Secretary and Chief Legal Officer, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust(1) (since 2010) MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund (since 2011)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay Funds and MainStay VP Funds Trust(1) (since 2005), MainStay Funds Trust (since 2009) and MainStay DefinedTerm Municipal Opportunities Fund (since 2011)

(1)	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Private Advisors Funds	29

Federal Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividend paid by the Funds during such fiscal years. Accordingly, the Private Advisors Alternative Strategies Fund paid $8,283 as a long term capital gain distribution.

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Private Advisors Alternative Strategies Feeder and Master Fund’s policies and procedures with respect to the voting of proxies; and (2) a record of how the Master Fund voted proxies during the most recent year ended March 31 is available without charge, upon request, by calling the Master Fund at 1-888-207-6176. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Schedule of Investments

The Private Advisors Alternative Strategies Feeder and Master Fund’s (“Fund’s”) are required to file its complete Schedule of Investments with the SEC for its first and third fiscal quarters on Form N-Q. The Master Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling 1-800-SEC-0330. The Master Fund’s Form N-Q may be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	Private Advisors Funds

Other Information

Private Advisors Alternative Strategies Master Fund

51 Madison Avenue

New York, NY 10010

Trustees

Susan B. Kerley

John Y. Kim

Alan R. Latshaw

Peter Meenan

Richard H. Nolan, Jr.

Richard S. Trutanic

Roman L. Weil

John A. Weisser

Officers

Jack R. Benintende, Treasurer

Kevin M. Bopp, Chief Compliance Officer

Stephen P. Fisher, President

J. Kevin Gao, Secretary

Scott T. Harrington, Vice President

Investment Manager

New York Life Investment Management LLC

51 Madison Avenue

New York, NY 10036

Subadvisor

Private Advisors LLC

901 East Byrd Street

Suite 1400

Richmond, VA 23219

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Not part of the Annual Report

mainstayinvestments.com/privateadvisors

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The Private Advisors Alternative Strategies Fund and the Private Advisors Alternative Strategies Master Fund are managed by New York Life Investment Management LLC, an indirect subsidiary of New York Life Insurance Company, and are distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a member of FINRA/SIPC. Private Advisors LLC is an affiliate of New York Life Investment Management LLC and acts as the Funds’ subadvisor.

Investors should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing. The Prospectuses, which contain this and other information about the Funds, should be read carefully before investing. Your financial advisor can provide you with a copy of the Prospectus for either of the Funds. Please read it carefully before investing. This material is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1651165 PA008-15	PAAS11m-05/15 NL201

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Private Advisors Alternative Strategies Master Fund (“Registrant” or “Fund”) has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not make any amendments to the Code during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Experts.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended March 31, 2015 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $49,000.

The aggregate fees billed for the fiscal year ended March 31, 2014 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $48,000.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were (i) $0 for the fiscal year ended March 31, 2015; and (ii) $0 for the fiscal year ended March 31, 2014. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $6,550 during the fiscal year ended March 31, 2015, and (ii) $18,800 during the fiscal year ended March 31, 2014. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended March 31, 2015, and (ii) $0 during the fiscal year ended March 31, 2014.

(e) Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal year ended March 31, 2015 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were (i) approximately $3,400,000 for the fiscal year ended March 31, 2015, and (ii) $2,700,000 for the fiscal year ended March 31, 2014.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended March 31, 2015 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	The Schedule of Investments is included as part of Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund invests in interests issued by private investment funds or hedge funds (“Hedge Funds”). As such, it is expected that proxies and consent requests will deal with matters related to the operative terms and business details of such Hedge Funds. New York Life Investment Management LLC (“New York Life Investments”) or Private Advisors LLC (“Private Advisors”) (Private Advisors together with New York Life Investments “Advisors”) are not responsible for, and these procedures are not applicable to, proxies received by portfolio managers of the Hedge Funds (related to issuers invested in by the related Hedge Fund).

It is the policy of the Fund that proxies received by the Fund are voted in the best interests of shareholders, to the extent voting rights have not been waived or such Hedge Fund interest is held in non-voting form. To the extent that the Fund receives notices or proxies from Hedge Funds (or to the extent the Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Board of Trustees of the Funds (“Board”) has adopted Proxy Voting Policies and Procedures for the Fund that delegates all responsibility for voting proxies received to New York Life Investments, subject to the oversight of the Board. New York Life Investments has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and shareholders. New York Life Investments may delegate proxy voting authority to Private Advisors; provided that, as specified in New York Life Investments’ Proxy Voting Policies and Procedures, Private Advisors either (1) follows New York Life Investments’ Proxy Voting Policy and the Fund’s Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with New York Life Investments Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of New York Life Investments’ clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to New York Life Investments and/or Private Advisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when New York Life Investments has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and New York Life Investments or an affiliated entity of New York Life Investments, both the Fund’s and New York Life Investments’ proxy voting policies and procedures mandate that New York Life Investments follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, New York Life Investments may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board or a designated committee of New York Life Investments, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit New York Life Investments to vote the proxies as it deems appropriate and in the best interest shareholders, under its usual policy; or (3) forward the proxies to the Board, or a designated committee of New York Life Investments, so that the Board or the committee may vote the proxies itself. As part of their delegation of proxy voting responsibility to New York Life Investments, the Fund also delegated to New York Life Investments responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If New York Life Investments chooses to override a voting recommendation made by Institutional Shareholder Services Inc. (“ISS”), New York Life Investments’ compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the New York Life Investments’ Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The registrant’s portfolio is managed on a team basis. The following persons are primarily responsible for the day-to-day management of the registrant’s portfolio.

Louis W. “Chip” Moelchert, III, CFA, Chief Executive Officer — Mr. Moelchert is Chief Executive Officer and Chair of Private Advisors’ Executive Committee. Mr. Moelchert is a member of the Board of Managers and is responsible for leading day-to-day operations and providing strategic direction for the firm. Additionally, he serves on each of the firm’s investment committees. Mr. Moelchert joined Private Advisors, LLC in 2003. Prior to joining Private Advisors, Mr. Moelchert spent 10 years at Jefferson Capital Partners, Ltd., a boutique merchant bank with a focus on the healthcare, consumer and business services industries. He was a Partner at Jefferson Capital and focused predominately on the healthcare and business services segments. Prior to Jefferson Capital, Mr. Moelchert was an Associate Vice President/Portfolio Manager with the Asset Management division of Wheat First Butcher Singer, Inc. (now part of Wells Fargo Advisors). Mr. Moelchert received his B.S. from the University of Richmond and is a CFA charter holder and member of the CFA Institute.

Louis W. Moelchert, Chairman — Mr. Moelchert established Private Advisors, LLC in 1997. He serves on the Board of Managers and a number of the firm’s investment committees. Beginning in 1975, he managed the endowment for the University of Richmond for 30 years and began investing in alternatives in the early 1980’s. He also served as a committee member of the Virginia Retirement System from 1996 to 2000 and Chairman of the Investment Advisory Committee from 1998 to 2000. He was also Chairman of the Commonfund Board of Trustees from 1993 to 1997 and served as a trustee from 1986 to 1998. Mr. Moelchert received his B.B.A. and M.S., Accountancy from the University of Georgia.

Timothy G. Berry, CFA, Partner — Mr. Berry joined Private Advisors, LLC in 2001 and is responsible for hedge fund of funds portfolio management, including manager sourcing, selection, due diligence, and monitoring. Prior to joining Private Advisors, he was an Associate with Chesapeake Capital Corporation, a billion dollar hedge fund. At Chesapeake, he was responsible for modeling and structuring multi-manager alternative investment products for institutional partners, custom quantitative analysis on behalf of investors, and performing due diligence on principals’ alternative asset investments. Mr. Berry received a Masters Degree from Duke University and a B.A. with distinction from the University of Virginia and is a CFA charter holder and member of the CFA Institute.

Charles H.G. Honey, Partner — Mr. Honey is responsible for hedge fund of funds portfolio management, including manager sourcing, selection, due diligence, and monitoring. Mr. Honey has over seventeen years experience as a portfolio manager and equity analyst. Prior to joining the firm in 2007, he was Managing Partner and Founder of Rapidan Capital, LLC a registered investment advisor. He is a former Managing Director of the hedge fund group at Morgens, Waterfall, Vintiadis & Company. Prior to that, he was a Managing Director at Trainer, Wortham & Company, an investment management firm. He began his career as an equity trader and research analyst for Woodward & Associates, a New York based hedge fund. A native of Richmond, VA, Mr. Honey received a B.S. in Business Administration from Washington & Lee University. In the past he has spoken on the use of value-based analysis and metrics in portfolio management at Stern Stewart’s EVA® Institute, the World Research Group’s EVA® Conference and in appearances on CNBC.

Macon H. Clarkson, CFA, Partner — Ms. Clarkson is responsible for manager selection, monitoring, and due diligence for hedge fund investments. Prior to joining Private Advisors, Ms. Clarkson was an Associate on the High Yield Syndicate desk at Lehman Brothers where she helped structure, market, price, and allocate high yield bond offerings. From 2000 to 2003, Ms. Clarkson was an Analyst in the Global Leveraged Finance group at Lehman Brothers where she performed credit analysis, financial modeling, covenant analysis, and due diligence for potential and mandated bridge loan, leveraged loan and high yield bond transactions. Ms. Clarkson received a B.S. with distinction in Commerce with concentrations in Finance and Management from the University of Virginia’s McIntire School of Commerce, and she is a CFA charter holder and a member of the CFA Institute.

Bryan F. Durand, CFA, Partner — Mr. Durand is responsible for manager selection, monitoring, and due diligence for hedge fund investments. Prior to joining Private Advisors, Mr. Durand was a senior research analyst at MFC Global Investment Management (U.S.), LLC, where he provided fundamental research for several value-based investment strategies. Prior to joining MFC, Mr. Durand was an equity research analyst at Thompson, Siegel & Walmsley, where he supported a small and mid-cap value team. Earlier, Mr. Durand was a summer equity research associate at Smith Barney/Citigroup, a controller at Silverstream Software, Inc, and a senior auditor at Ernst and Young. Mr. Durand holds an M.B.A. from Duke University’s Fuqua School of Business and a B.A. from the College of the Holy Cross, and is a CFA charter holder and member of the CFA Institute.

(a)(2) Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest (as of March 31, 2015)

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Louis W. Moelchert, Jr.	2 RICs $70.8 M	32 Accounts $3.7 B	4 Accounts $388 M	0	22 Accounts $3.4 B	0
Louis W. “Chip” Moelchert, III	2 RICs $70.8 M	32 Accounts $3.7 B	0 Accounts	0	22 Accounts $3.4 B	0
Timothy G. Berry	2 RICs $70.8 M	15 Accounts $2.1 B	5 Accounts $1.4 B	0	9 Accounts $2.0 B	0
Charles H.G. Honey	2 RICs $70.8 M	15 Accounts $2.1 B	6 Accounts $1.0 B	0	9 Accounts $2.0 B	0
Macon H. Clarkson	2 RICs $70.8 M	13 Accounts $2.0 B	1 Account $517.3 M	0	7 Accounts $2.0 B	0
Bryan F. Durand	2 RICs $70.8 M	15 Accounts $2.1 B	2 Accounts $288.9 M	0	9 Accounts $2.0 B	0

Potential Conflicts of Interest

The Advisors engage in other activities including managing the assets of various private funds and institutional accounts. In the ordinary course of business, the Advisors engage in activities in which the Advisors’ interests or the interests of its clients may conflict with the interests of the Fund or shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Advisors can give no assurance that any conflicts of interest will be resolved in favor of the Fund or shareholders.

The Advisors’ Asset Management Activities. The Advisors and their affiliates conduct a variety of asset management activities, including sponsoring unregistered investment funds. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. The Advisors’ investment management activities may present conflicts if the Fund and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Voting Rights in Hedge Funds. From time to time, a Hedge Fund may seek the approval or consent of its investors in connection with certain matters relating to the Hedge Fund. In such a case, the Advisors have the right to vote in their sole discretion the Fund’s interest in the Hedge Fund to the extent such rights have not been waived or such interest is held in non-voting form. The Advisors consider only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Advisors and their affiliates, on the one hand, and the portfolio managers and affiliates of the Hedge Funds, on the other hand, other than as a result of the Fund’s investment in a Hedge Fund. As a result of these existing business relationships, the Advisors may face a conflict of interest acting on behalf of the Fund and its shareholders.

Hedge Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisors to monitor whether holdings of the Hedge Funds cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may, at the time of investment: (i) elect to invest in a class of a Hedge Fund’s non-voting securities (if such a class is available), or (ii) enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Hedge Fund or waive its rights to vote its interest in a Hedge Fund to the extent such interest exceeds 4.9%. These voting restriction could diminish the influence of the Fund in a Hedge Fund, as compared to other investors in the Hedge Fund (which could include other accounts or funds managed by the Advisors, if they do not waive their voting rights in the Hedge Fund), and adversely affect the Fund’s investment in the Hedge Fund, which could result in unpredictable and potentially adverse effects on shareholders.

Diverse Shareholders; Relationships with Shareholders. The shareholders could include entities that may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual shareholders may relate to or arise from, among other things, the nature of investments made by the Fund and/or Hedge Funds, the structuring of the acquisition of investments of the Fund, and the timing of disposition of investments. This structuring of the Fund’s investments and other factors may result in different returns being realized by different shareholders. Conflicts of interest may arise in connection with decisions made by the Advisors, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In selecting Hedge Funds for the Fund, Private Advisors considers the investment and tax objectives of the Fund as a whole, not the investment, tax or other objectives of any shareholder individually.

Allocation of Hedge Fund Opportunities. In some cases, investment opportunities in Hedge Funds may have longer time horizons, different risk profiles, or may have to be made at a time when the Funds do not have cash available for the investments. In other cases, due to capacity constraints, Private Advisors may be unable to allocate a Hedge Fund to all of its clients (including the Fund) for which the investment may be suitable. In such event, Private Advisors will endeavor to allocate Hedge Funds to all clients (including the Fund) in a manner that is fair and equitable all clients in accordance with internal allocation policies.

Related Funds. Conflicts of interest may arise for the Advisors in connection with certain transactions involving investments by the Fund in Hedge Funds, and investments by other accounts or funds managed by the Advisors in the same Hedge Funds. Conflicts of interest may also arise in connection with investments in the Fund by other funds advised or managed by the Advisors or any of their affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Advisors or an affiliate may determine that an investment in a Hedge Fund is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Fund. Situations also may arise in which the Advisors, one of their affiliates, or the clients of either have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Advisors its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Fund in certain situations if, among other reasons, the investment activities limit the Fund’s ability to invest in a particular Hedge Fund.

Management of the Fund. Personnel of the Advisors or their affiliates will devote such time as the Advisors, the Fund and their affiliates, in their discretion, deem necessary to carry out the operations of the Fund effectively. Officers, principals, and employees of the Advisors and their affiliates will also work on other projects for the Advisors and their other affiliates (including other clients served by the Advisors and their affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

(a)(3) Portfolio Managers or Management Team Members’ Compensation Structure

Private Advisors’ total compensation package is a combination of salary and bonus. Employees (including investment professionals directly involved with this product) are evaluated on a semi-annual basis with respect to stated responsibilities and objectives. The percentage of compensation that is base salary and performance bonus varies among professionals. Bonuses can be multiples of salary and are based primarily on: (i) the individual’s contribution to the firm; (ii) the success of the product line; and (iii) the financial performance of the firm.

Private Advisors believes there are two key factors that contribute to the firm’s success in retaining talented investment professionals and maintaining low turnover among employees: (i) equity ownership in the firm is distributed to those individuals that have been identified as key professionals based on their contribution (or expected contribution) to the firm; and (ii) Private Advisors’ corporate culture, collegial atmosphere, close communication among all levels of staff, and headquarters in Richmond, Virginia, have all had a significant impact on the recruitment, retention and cultivation of talented professionals. Compensation and equity allocations are contemplated and approved by the Compensation Committee of Private Advisors, as defined by the Operating Agreement of Private Advisors.

(a)(4) Disclosure of Securities Ownership

As of March 31, 2015, the investment managers did not own any shares of the Registrant.

(b)	Changes in Portfolio Management

Charles M. Johnson, II and Laura E. Baird no longer serve as portfolio managers to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	June 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	June 8, 2015

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	June 8, 2015

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.